UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-09237
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: December 31, 2009
DATE OF REPORTING PERIOD: January 1, 2009 through December 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Investment strategies for
your serious money®

Calamos Growth and Income Portfolio

Annual Report December 31, 2009

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For over 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. We owe our success to the consistent application of this mantra: one team, one process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our annual report.

  TABLE OF CONTENTS

Chairman’s Letter	1

Investment Team Discussion	3

Performance and Portfolio Information	5

Expense Overview	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Notes to Financial Statements	13

Financial Highlights	20

Report of Independent Registered Public Accounting Firm	21

Tax Information	22

Trustees and Officers	23

Letter to Contract Owners

Dear Contract Owner:

Enclosed is your annual report for the fiscal year ended December 31, 2009. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and Portfolio commentary from our investment team. The report also includes a listing of holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Portfolio.

The year in review was divided into two distinct phases. In the first one, fallout from the global financial crisis kept the markets mired in pessimism. Anxiety ran high due to limited access to credit, the failing financial and auto industries, the grim housing market, and uncertainty about government stimulus plans and dire economic data. A depression scenario, rather than a severe recession, was a widespread concern, and panic led to the markets’ lows in March. In the second phase, these issues did not go away, but the perception that the world was not falling off a cliff combined with the fact that valuations had reached very attractive levels underpinned the strong market rebound in the remainder of the year. As markets roared back, our Portfolio participated with solid gains.

Certainly, the problems stemming from 2008 are not completely resolved. Potential future government involvement in the financial sector and health care system, the pace of economic recovery, and the long-term implications of government stimulus programs cast a shadow. However, we believe the economy is in recovery mode and we should see further improvement in the coming year.

Although global governments have flooded the world’s financial system with cash, inflation has been kept at bay (so far). Positive gross domestic product growth in the U.S. provided a counterbalance to elevated unemployment data. Consumer activity remains muted, but has been rekindled. Government intervention has played a role, with programs like “cash for clunkers” helping to loosen purse strings. Low interest rates and government incentives for first-time homebuyers have also boosted the challenged mortgage and housing markets.

Throughout the period we remained confident about our investment process, and the Portfolio proved to be well positioned to participate in general market trends. For example, growth stocks rebounded strongly, and our overweight position in information technology contributed to the Portfolio’s absolute and relative returns.

Growth and Income Portfolio Letter to Contract Owners ANNUAL REPORT	1

Letter to Contract Owners

Convertibles performed as we expected—participating in equity upswings while offering certain downside protection—and the Portfolio’s performance benefited. Valuations improved steadily throughout the period. We remained focused on the higher credit qualities, and avoided the highest risk speculative grade investments. Although the latter group delivered the strongest returns during the period, we understand that speculative grade convertibles are prone to spikes in performance, as we witnessed, and avoided, in 2008.

We thank you for your continued confidence and are honored by the opportunity to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Growth and Income Portfolio ANNUAL REPORT Letter to Contract Owners

Investment Team Discussion

The Portfolio delivered strong absolute and relative returns for the period versus its benchmark indexes—it was up 39.42%, versus 26.46% for the S&P 500 Index1 and 49.30% for the Value Line Index2. The Portfolio seeks to moderate the volatility of the equity markets through what we consider to be a defensive equity strategy.

The Portfolio managers focused on higher quality businesses that were oversold during the period, including convertible securities that were oversold due to the liquidity crisis toward the end of 2008. But, as investors returned to the markets, these higher quality businesses were rewarded and the Portfolio’s holdings rebounded dramatically. Strong selection in the energy sector helped the Portfolio’s performance during the period. The managers added to the sector as they thought the selloff to be overdone, implying no global growth or future demand. They have focused on drilling companies, and the equipment and services areas. The Portfolio added to the materials sector, amid concerns around the government pumping money into the market, and potential inflation—mining stocks and gold-related investments did well. The Portfolio did not own the lowest priced stocks that rebounded, including speculative grade convertibles. The managers believed that owning these types of securities was more of a timing, or emotion-driven decision, than belief that good businesses were oversold.

For more than two decades, the Portfolio has done well in volatile equity markets. We believe investors will continue to seek higher quality businesses and will continue to look for firms with healthier balance sheets, business models that may create sustainable growth in an overall slow-growth environment, and attractive valuations. We also believe that experienced leadership, active management and a focus on managing risk will help the Portfolio to participate in growth around the world.

Growth of $10,000: for 10-year period ended 12/31/09

Growth and Income Portfolio Investment Team Discussion ANNUAL REPORT	3

Investment Team Discussion

SECTOR ALLOCATION
As of December 31, 2009

Information Technology	24.5%
Energy	19.0
Health Care	11.8
Materials	9.9
Financials	8.7
Industrials	7.0
Consumer Discretionary	5.5
Consumer Staples	5.3
Telecommunication Services	0.6
Sector allocations exclude sovereign bonds and certain index options that have representation across all sectors.

Growth of $10,000: since inception through 12/31/09

4	Growth and Income Portfolio ANNUAL REPORT Investment Team Discussion

Performance and Portfolio Information

 AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/2009

1 YEAR	3 YEARS	5 YEARS	10 YEARS

39.42%	1.19%	3.97%	5.05%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

NOTES:

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 5/31/99, since comparative data is only available for full monthly periods. Source: Lipper, Inc.

[2] The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 5/31/99, since comparative data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Growth and Income Portfolio Performance and Portfolio Information ANNUAL REPORT	5

Expense Overview

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual
In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical
In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2009 through December 31, 2009, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2009 and held through December 31, 2009

Actual Expenses per $1,000*	$6.63
Actual - Ending Balance	$1,230.20

Hypothetical Expenses per $1,000*	$6.01
Hypothetical - Ending Value	$1,019.26

Annualized expense ratio	1.18%

* Expenses are equal to the Portfolio’s annualized expense ratio adjusted to reflect the fee waiver, multiplied by the average account value over the period, multiplied by 184/365.

6	Growth and Income Portfolio ANNUAL REPORT Expense Overview

Schedule of Investments

 DECEMBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (33.9%)
		Consumer Discretionary (1.6%)
270,000		Best Buy Company, Inc. 2.250%, 01/15/22	$290,587
110,000		International Game Technology* 3.250%, 05/01/14	134,613

			425,200

		Energy (2.7%)
100,000		Cameron International Corp. 2.500%, 06/15/26	135,125
		Chesapeake Energy Corp.
200,000		2.750%, 11/15/35	195,750
185,000		2.500%, 05/15/37	166,500
200,000		Transocean, Ltd. - Series C 1.500%, 12/15/37	193,500

			690,875

		Financials (1.7%)
300,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	297,375
110,000		Leucadia National Corp. 3.750%, 04/15/14	132,825

			430,200

		Health Care (7.4%)
340,000		Amgen, Inc. 0.375%, 02/01/13	343,825
120,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	111,900
305,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	302,712
200,000		Life Technologies Corp. 3.250%, 06/15/25	237,000
150,000		Medtronic, Inc. 1.625%, 04/15/13	157,313
200,000		Mylan, Inc. 1.250%, 03/15/12	208,500
		Teva Pharmaceutical Industries, Ltd.
265,000		0.250%, 02/01/26	322,969
150,000		0.500%, 02/01/24	228,000

			1,912,219

		Industrials (3.0%)
190,000		AGCO Corp. 1.250%, 12/15/36	200,212
340,000		Danaher Corp. 0.000%, 01/22/21	375,700
110,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	116,050
105,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	83,738

			775,700

		Information Technology (12.7%)
645,000		EMC Corp. 1.750%, 12/01/13	810,281
		Intel Corp.
175,000		3.250%, 08/01/39*	201,906
87,000		2.950%, 12/15/35	84,390
570,000		NetApp, Inc. 1.750%, 06/01/13	709,650
284,000		Nuance Communications, Inc. 2.750%, 08/15/27	305,300
250,000		ON Semiconductor Corp. 2.625%, 12/15/26	279,063
110,000		Seagate Technology 2.375%, 08/15/12	130,350
		Symantec Corp.
300,000		1.000%, 06/15/13	337,875
150,000		0.750%, 06/15/11	163,875
300,000		VeriSign, Inc. 3.250%, 08/15/37	268,125

			3,290,815

		Materials (4.8%)
95,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	130,506
100,000		Anglo American, PLC 4.000%, 05/07/14	172,500
100,000		Goldcorp, Inc.* 2.000%, 08/01/14	115,375
		Newmont Mining Corp.
305,000		1.625%, 07/15/17	379,344
210,000		1.250%, 07/15/14	263,025
50,000		3.000%, 02/15/12	63,250
100,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	105,500

			1,229,500

		TOTAL CONVERTIBLE BONDS (Cost $7,420,894)	8,754,509

SYNTHETIC CONVERTIBLE SECURITIES (5.7%)
		Sovereign Bonds (5.2%)
42,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	245,408
260,000	AUD	Government of Australia 6.250%, 06/15/14	243,508
260,000	CAD	Government of Canada 2.000%, 12/01/14	239,888

Growth and Income Portfolio Schedule of Investments ANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 DECEMBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	$126,272
160,000	NZD	6.500%, 04/15/13	121,362
		Government of Norway
650,000	NOK	5.000%, 05/15/15	119,127
635,000	NOK	6.500%, 05/15/13	121,271
165,000	SGD	Government of Singapore 1.375%, 10/01/14	118,158

		TOTAL SOVEREIGN BONDS	1,334,994

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (0.5%)#
		Consumer Discretionary (0.2%)
7		Priceline.com, Inc. Call, 01/21/12, Strike $200.00	48,125

		Energy (0.1%)
25		Transocean, Ltd. Call, 01/22/11, Strike $90.00	22,375

		Information Technology (0.2%)
50		Cognizant Technology Solutions Corp. Call, 01/22/11, Strike $37.50	57,250
		EMC Corp.
40		Call, 01/16/10, Strike $15.00	9,920
30		Call, 01/16/10, Strike $17.50	1,035
20		Linear Technology Corp. Call, 01/16/10, Strike $35.00	50

			68,255

		TOTAL PURCHASED OPTIONS	138,755

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,497,708)	1,473,749

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (12.1%)
		Consumer Staples (3.4%)
13,600		Archer-Daniels-Midland Company 6.250%	593,096
430		Bunge, Ltd. 5.125%	276,275

			869,371

		Financials (3.1%)
4,900		Affiliated Managers Group, Inc. 5.150%	158,025
440		Bank of America Corp. 7.250%	386,760
270		Wells Fargo & Company 7.500%	247,860

			792,645

		Health Care (1.0%)
230		Mylan, Inc. 6.500%	263,203

		Materials (4.6%)
5,575		Freeport-McMoRan Copper & Gold, Inc. 6.750%	642,240
6,700		Vale, SA 6.750%	554,425

			1,196,665

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,624,284)	3,121,884

COMMON STOCKS (45.8%)
		Consumer Discretionary (3.7%)
4,293		Amazon.com, Inc.#~	577,495
2,300		Apollo Group, Inc. - Class A#	139,334
3,700		Nike, Inc. - Class B	244,459

			961,288

		Consumer Staples (1.9%)
8,000	GBP	Diageo, PLC	139,569
2,400		Wal-Mart Stores, Inc.	128,280
6,300		Walgreen Company	231,336

			499,185

		Energy (16.2%)
5,490		Apache Corp.	566,403
8,000		Cameron International Corp.#	334,400
7,325		Devon Energy Corp.	538,387
7,120		ENSCO International, PLC	284,373
12,000		Halliburton Company	361,080
9,800		Noble Corp.	398,860
6,950		Noble Energy, Inc.	494,979
18,414		Pride International, Inc.#	587,591
7,700		Schlumberger, Ltd.	501,193
3,500	CAD	Suncor Energy, Inc.	124,526

			4,191,792

		Financials (3.9%)
1,165		BlackRock, Inc.	270,513
2,500		Franklin Resources, Inc.	263,375
1,400		Goldman Sachs Group, Inc.	236,376
4,600		T. Rowe Price Group, Inc.	244,950

			1,015,214

8	Growth and Income Portfolio ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 DECEMBER 31, 2009

NUMBER OF
SHARES			VALUE

		Health Care (3.4%)
1,315		Alcon, Inc.	$216,120
4,400		Johnson & Johnson	283,404
2,400		Medtronic, Inc.	105,552
7,426		Merck & Company, Inc.	271,346

			876,422

		Industrials (4.0%)
6,500	CHF	ABB, Ltd.#	125,251
4,000		Eaton Corp.	254,480
5,500		Honeywell International, Inc.	215,600
1,600		L-3 Communications Holdings, Inc.	139,120
4,125		United Technologies Corp.	286,316

			1,020,767

		Information Technology (11.6%)
7,250		Accenture, PLC	300,875
18,640		Cisco Systems, Inc.#	446,242
19,175		eBay, Inc.#	451,380
8,145		Infosys Technologies, Ltd.	450,174
7,940		Intuit, Inc.#	243,837
394		MasterCard, Inc.	100,856
16,405		Microsoft Corp.	500,188
20,900		Oracle Corp.	512,886

			3,006,438

		Materials (0.5%)
3,000		Barrick Gold Corp.	118,140

		Telecommunication Services (0.6%)
3,500		América Móvil, SAB de CV	164,430

		TOTAL COMMON STOCKS (Cost $10,586,536)	11,853,676

SHORT TERM INVESTMENT (2.5%)
655,087		Fidelity Prime Money Market Fund - Institutional Class (Cost $655,087)	655,087

TOTAL INVESTMENTS (100.0%) (Cost $22,784,509)			25,858,905

OTHER ASSETS, LESS LIABILITIES (0.0%)			9,371

NET ASSETS (100.0%)			$25,868,276

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (0.0%)#
		Consumer Discretionary (0.0%)
20		Amazon.com, Inc. Call, 04/17/10, Strike $160.00
		TOTAL WRITTEN OPTIONS (Premium $11,240)	$(8,600)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At December 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $451,894 or 1.7% of net assets.
#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $269,040.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Growth and Income Portfolio Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2009

ASSETS
Investments in securities, at value (cost $22,784,509)	$25,858,905
Receivables:
Accrued interest and dividends	65,809
Investments sold	112,424
Portfolio shares sold	6,546
Prepaid expenses	135
Other assets	50,872

Total assets	26,094,691

LIABILITIES
Options written, at value (premium $11,240)	8,600
Payables:
Investments purchased	101,308
Portfolio shares redeemed	8,216
Affiliates:
Investment advisory fees	16,322
Deferred compensation to trustees	50,872
Financial accounting fees	249
Trustees’ fees and officer compensation	175
Other accounts payable and accrued liabilities	40,673

Total liabilities	226,415

NET ASSETS	$25,868,276

COMPOSITION OF NET ASSETS
Paid in capital	$25,557,872
Undistributed net investment income (loss)	(315,468)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(2,451,028)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	3,076,900

NET ASSETS	$25,868,276

Shares outstanding (no par value; unlimited number of shares authorized)	2,038,697
Net asset value and redemption price per share	$12.69

10	Growth and Income Portfolio ANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$393,687
Dividends	439,657
Dividends from affiliates	1,248
Securities lending income	787
Dividend taxes withheld	(2,795)

Total investment income	832,584

EXPENSES
Investment advisory fees	165,898
Audit fees	54,825
Printing and mailing fees	21,612
Legal fees	19,218
Trustees’ fees and officer compensation	14,197
Custodian fees	3,135
Transfer agent fees	2,894
Financial accounting fees	2,549
Accounting fees	2,423
Other	1,148

Total expenses	287,899
Less expense reductions	(305)

Net expenses	287,594

NET INVESTMENT INCOME (LOSS)	544,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(578,222)
Purchased options	(69,694)
Foreign currency transactions	(5,747)
Written options	(13,706)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	7,379,798
Purchased options	89,713
Foreign currency translations	(136)
Written options	2,640

NET GAIN (LOSS)	6,804,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,349,636

Growth and Income Portfolio Statement of Operations ANNUAL REPORT	11

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

OPERATIONS
Net investment income (loss)	$544,990	$438,920
Net realized gain (loss)	(667,369)	(1,943,358)
Change in unrealized appreciation/(depreciation)	7,472,015	(9,133,788)

Net increase (decrease) in net assets resulting from operations	7,349,636	(10,638,226)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(623,616)	(314,593)
Net realized gains	—	(912,594)

Total distributions	(623,616)	(1,227,187)

CAPITAL SHARE TRANSACTIONS
Issued	2,749,466	3,620,797
Issued in reinvestment of distributions	623,616	1,227,187
Redeemed	(5,266,044)	(8,644,076)

Net increase (decrease) in net assets from capital share transactions	(1,892,962)	(3,796,092)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,833,058	(15,661,505)

NET ASSETS
Beginning of year	$21,035,218	$36,696,723

End of year	25,868,276	21,035,218

Undistributed net investment income (loss)	$(315,468)	$73,878

CAPITAL SHARE TRANSACTIONS
Shares issued	245,474	312,129
Shares issued in reinvestment of distributions	59,976	99,763
Shares redeemed	(511,525)	(728,937)

Net increase (decrease) in capital shares outstanding	(206,075)	(317,045)

12	Growth and Income Portfolio ANNUAL REPORT Statement of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	13

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Investment in Affiliated Fund. As of December 31, 2008, the Portfolio had holdings of $599,075 in the affiliated fund, Calamos Government Money Market Fund, and as of December 31, 2009, had no holdings in the affiliated fund. During the period from January 1, 2009 through December 31, 2009, the Portfolio had net redemptions of $599,075 and earned $1,248 in dividends from the affiliated fund. The Calamos Government Money Market Fund liquidated on May 15, 2009, and no subsequent investments were made in the affiliated fund thereafter.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing premiums and accreting discounts on fixed income securities. The Portfolio also may treat a portion of the proceeds from each

14	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for unrecognized tax benefits. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective January 1, 2009, the Trust adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedule of Investments, Statement of Operations, and in the Notes to Financial Statements, Note 5 – Derivative Instruments.

Subsequent Events. Subsequent events have been evaluated through February 8, 2010, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%. Calamos Advisors agreed to waive a portion of its advisory fee charged to the Portfolio on the Portfolio’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investment Trust) equal to the advisory fee attributable to the Portfolio’s investment in GMMF, based on daily net assets. For the year ended December 31, 2009, the total advisory fee expense reduction pursuant to such agreement was $305, and is included in the Statement of Operations under the caption “Expense reductions”.

Pursuant to a financial accounting services agreement, during the year, the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means a Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	15

Notes to Financial Statements

aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $50,872 are included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2009. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at December 31, 2009.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sale of long term investments for the year ended December 31, 2009 were as follows:

Cost of purchases	$14,331,769
Proceeds from sales	$17,048,586

The following information is presented on a federal income tax basis as of December 31, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2009 was as follows:

Cost basis of Investments	$23,048,705

Gross unrealized appreciation	$3,364,169
Gross unrealized depreciation	$(553,969)

Net unrealized appreciation (depreciation)	$2,810,200

NOTE 4 – INCOME TAXES

For the year ended December 31, 2009, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	(310,720)
Accumulated net realized gain/(loss) on investments	310,720

16	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	Year Ended	Year Ended
Distributions paid from:	December 31, 2009	December 31, 2008

Ordinary income	$623,616	$314,593
Long-term capital gains	—	912,594

As of December 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$78,087
Undistributed capital gains	—

Total undistributed earnings	78,087
Accumulated capital and other losses	(2,528,709)
Net unrealized gains/(losses)	$2,812,704

Total accumulated earnings/(losses)	362,082
Other	(51,678)
Paid-in capital	25,557,872

Net assets	$25,868,276

As of December 31, 2009, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2016	$(2,285,871)
2017	(242,838)

The Portfolio had no deferred post-October losses occurring subsequent to October 31, 2009.

NOTE 5 – DERIVATIVE INSTRUMENTS

Equity Risk. The Portfolio may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss or from the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss from written options and purchased options are presented separately in the Statement of Operations as net realized gain or loss from written options and net realized gain or loss from purchased options, respectively.

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	17

Notes to Financial Statements

As of December 31, 2009, the Portfolio had outstanding purchased options and written options as listed on the Schedule of Investments. For the year ended December 31, 2009, the Portfolio had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at December 31, 2008	—	$—
Options written	155	41,139
Options closed	(90)	(21,447)
Options exercised	(45)	(8,452)

Options outstanding at December 31, 2009	20	$11,240

Below are the types of derivatives in the Portfolio by gross value as of December 31, 2009:

	Assets		Liabilities

	Statement of Assets &		Statement of Assets &
	Liabilities Location	Value	Liabilities Location	Value

Derivative Type:
Options purchased	Investments in securities	$138,755
Options written			Options written	$8,600

VOLUME OF DERIVATIVE ACTIVITY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009*

Derivative Type	Volume

Equity: Purchased options	82
Written options	155

*	Activity during the period is measured by opened number of contracts for options.

NOTE 6 – SYNTHETIC CONVERTIBLE SECURITIES

The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 7 – SECURITIES LENDING

The Portfolio may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following

18	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2009, the Portfolio had no securities on loan.

NOTE 8 – VALUATIONS

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at fair value:

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices
Common Stocks	$11,588,856
Convertible Preferred Stocks	2,687,584
Synthetic Convertible Securities (Purchased Options)	138,755
Short Term Investment	655,087
Written Options		$(8,600)
Level 2 – Other significant observable inputs
Common Stocks	264,820
Convertible Bonds	8,754,509
Convertible Preferred Stocks	434,300
Synthetic Convertible Securities (Sovereign Bonds)	1,334,994

Total	$25,858,905	($8,600)

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	19

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.37	$14.32	$14.39	$14.51	$13.98

Income from investment operations:
Net investment income (loss)	0.26 (a)	0.18 (a)	0.13	0.16	0.11

Net realized and unrealized gain (loss)	3.36	(4.60)	1.14	1.20	0.87

Total from investment operations	3.62	(4.42)	1.27	1.36	0.98

Distributions:
Dividends from net investment income	(0.30)	(0.13)	(0.20)	(0.29)	(0.33)

Dividends from net realized gains	—	(0.40)	(1.14)	(1.19)	(0.12)

Total distributions	(0.30)	(0.53)	(1.34)	(1.48)	(0.45)

Net asset value, end of period	$12.69	$9.37	$14.32	$14.39	$14.51

Ratios and supplemental data:
Total return(b)	39.42%	(31.74)%	8.87%	9.45%	7.15%

Net assets, end of period (000)	$25,868	$21,035	$36,697	$36,972	$35,796

Ratio of net expenses to average net assets	1.30%	1.18%	1.16%	1.24%	1.27%

Ratio of gross expenses to average net assets prior to expense reductions	1.30%	1.19%	1.17%	1.24%	1.27%

Ratio of net investment income (loss) to average net assets	2.46%	1.53%	0.90%	1.02%	0.76%

Portfolio turnover rate	67.0%	85.2%	76.8%	66.0%	69.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20	Growth and Income Portfolio ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), which is comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Portfolio’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 8, 2010

Growth and Income Portfolio Report of Independent Registered Public Accounting Firm ANNUAL REPORT	21

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2010, shareholders received Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $300,103, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 49.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

22	Growth and Income Portfolio ANNUAL REPORT Tax Information

Trustee and Officers

The management of the Trust, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at December 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen by Trustee	and Other Directorships Held

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 69*	Trustee and President (since 1999)	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 72**	Trustee (since 2001)	19	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 59	Trustee (since 2002)	19	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 59	Trustee (since 2001)	19	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC***

Stephen B. Timbers, 65	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund****

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Mr. Hanauer retired as of December 31, 2009, in accordance with the board’s retirement policy with respect to independent trustees. There is no current intention to fill such vacancy.

***	Overseeing 109 portfolios in fund complex

****	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.

Growth and Income Portfolio Trustee and Officers ANNUAL REPORT	23

Trustee and Officers

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at December 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	and Other Directorships Held

Nick P. Calamos, 48	Vice President (since 1999)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 46	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, the BISYS Group, Inc.

James J. Boyne, 43	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management LLC (2001-2008)

Stathy Darcy, 43	Secretary (since 2007)	Vice President and Deputy General Counsel-Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 58	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005)

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.

24	Growth and Income Portfolio ANNUAL REPORT Trustee and Officers

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A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio's proxy voting record for the twelve month period ended June 30, 2009, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. 202.942.8090.

CALAMOS ADVISORS TRUST
This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2010, updated performance data for the most recently completed calendar quarter.

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2010

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $30,600 and $30,600 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $28,135 and $26,000 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $4,400 and $0 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $4,400 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Advisors Trust

By: /s/ John P. Calamos, Sr. Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: February 8, 2010

By: /s/ Nimish S. Bhatt Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: February 8, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Advisors Trust

By: /s/ John P. Calamos, Sr. Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: February 8, 2010

By: /s/ Nimish S. Bhatt Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: February 8, 2010